EXHIBIT (A)(8)

                                               GABELLI GLOBAL SERIES FUNDS, INC.
                                                          ARTICLES SUPPLEMENTARY

     Gabelli Global Series Funds, Inc., a Maryland corporation having its principal office in Rye, New York (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

     SECOND: The Corporation is authorized to issue 1,000,000,000 shares of Common Stock, par value $0.001 per share, with an aggregate par value of $1,000,000. These Articles of Supplementary do not change the total authorized shares of Common Stock of the Corporation or the aggregate par value thereof.

     THIRD: Pursuant to the authority contained in Section 2-105 of the Maryland General Corporation Law and under authority contained in Article (V) of the Articles of Incorporation for the Corporation, a majority of the entire Board of Directors has adopted resolutions creating a new sub-series of capital stock for each class to be named Class I Stock.

     FOURTH: The shares of the Corporation's capital stock have been allocated to the following classes and sub-series of that class in the following amounts:

            DESIGNATION                                                        NUMBER OF SHARES
            -----------                                                        ----------------
The Gabelli Global                                                               200,000,000
Telecommunications Fund Stock

     The Gabelli Global
     Telecommunications Fund Class                                               100,000,000
     AAA Stock

     The Gabelli Global                                                           50,000,000
     Telecommunications Fund Class
     A Stock

     The Gabelli Global                                                           25,000,000
     Telecommunications Fund Class
     B Stock

     The Gabelli Global                                                           25,000,000
     Telecommunications Fund Class
     C Stock

The Gabelli Global Growth Fund                                                   200,000,000
Stock

     The Gabelli Global Growth
     Fund Class AAA Stock                                                        100,000,000

     The Gabelli Global Growth                                                    50,000,000
     Fund Class A Stock

     The Gabelli Global Growth                                                    25,000,000
     Fund Class B Stock

     The Gabelli Global Growth                                                    25,000,000
     Fund Class C Stock

The Gabelli Global Opportunity                                                   200,000,000
Fund Stock

     The Gabelli Global                                                          100,000,000
     Opportunity Fund Class AAA
     Stock

     The Gabelli Global                                                           50,000,000
     Opportunity Fund Class A Stock

     The Gabelli Global                                                           25,000,000
     Opportunity Fund Class B Stock

     The Gabelli Global                                                           25,000,000
     Opportunity Fund Class C Stock

The Gabelli Global Convertible                                                   200,000,000
Securities Fund Stock

     The Gabelli Global                                                          100,000,000
     Convertible Securities Fund
     Class AAA Stock

     The Gabelli Global                                                           50,000,000
     Convertible Securities Fund
     Class A Stock

     The Gabelli Global                                                           25,000,000
     Convertible Securities Fund
     Class B Stock

     The Gabelli Global                                                           25,000,000
     Convertible Securities Fund
     Class C Stock

The Gabelli Global Entertainment                                                 200,000,000
and Media Fund Stock

     The Gabelli Global                                                          100,000,000
     Entertainment and Media Fund
     Class AAA Stock

         FIFTH: The Corporation's Board of Directors hereby reclassifies and redesignates all the authorized but unissued shares of the Common Stock of the Corporation so that the number of shares of Common Stock are classified and allocated to the following classes and sub-series of that class in the following amounts:

DESIGNATION                                                                        NUMBER OF SHARES
-----------                                                                        ----------------
The Gabelli Global                                                                   200,000,000
Telecommunications Fund Stock

     The Gabelli Global                                                               75,000,000
     Telecommunications Fund Class
     AAA Stock

     The Gabelli Global                                                               50,000,000
     Telecommunications Fund Class
     A Stock

     The Gabelli Global                                                               25,000,000
     Telecommunications Fund Class
     B Stock

     The Gabelli Global                                                               25,000,000
     Telecommunications Fund Class
     C Stock

     The Gabelli Global                                                               25,000,000
     Telecommunications Fund Class
     I Stock

The Gabelli Global Growth Fund Stock                                                 200,000,000

     The Gabelli Global Growth Fund                                                   75,000,000
     Class AAA Stock

     The Gabelli Global Growth Fund                                                   50,000,000
     Class A Stock

     The Gabelli Global Growth Fund                                                   25,000,000
     Class B Stock

     The Gabelli Global Growth Fund                                                   25,000,000
     Class C Stock

     The Gabelli Global Growth Fund                                                   25,000,000
     Class I Stock

The Gabelli Global Opportunity Fund                                                  200,000,000
Stock

     The Gabelli Global Opportunity                                                   75,000,000
     Fund Class AAA Stock

     The Gabelli Global Opportunity                                                   50,000,000
     Fund Class A Stock

     The Gabelli Global Opportunity                                                   25,000,000
     Fund Class B Stock

     The Gabelli Global Opportunity                                                   25,000,000
     Fund Class C Stock

     The Gabelli Global Opportunity                                                   25,000,000
     Fund Class I Stock

The Gabelli Global Convertible                                                       200,000,000
Securities Fund Stock

     The Gabelli Global Convertible                                                   75,000,000
     Securities Fund Class AAA Stock

     The Gabelli Global Convertible                                                   50,000,000
     Securities Fund Class A Stock

     The Gabelli Global Convertible                                                   25,000,000
     Securities Fund Class B Stock

     The Gabelli Global Convertible                                                   25,000,000
     Securities Fund Class C Stock

     The Gabelli Global Convertible                                                   25,000,000
     Securities Fund Class I Stock

The Gabelli Global Entertainment                                                     200,000,000
and Media Fund Stock

     The Gabelli Global                                                              100,000,000
     Entertainment and Media Fund
     Class AAA Stock

     SIXTH: The Class A Shares, Class B Shares, Class C Shares and Class AAA Shares, together with the Class I Shares and any other sub-series of capital stock of the Corporation designated as a sub-series of any class in the future shall represent interests in the portfolio of assets attributable to that class, which assets shall be allocated to each of the respective sub-series of that class in accordance with Article (V) of the Corporation's Articles of Incorporation and which assets shall be charged with the liabilities of the Corporation with respect to the class and each such sub-series in accordance with Article (V) of the Corporation's Articles of Incorporation. The Class I Shares shall have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption applicable to shares of each other class and sub-series thereof, all as set forth in the Articles of Incorporation of the Corporation except for the differences set forth in the Articles of Incorporation with respect to the Class A Shares, Class B Shares, Class C Shares, Class AAA Shares and Class I shares.

     SEVENTH: These Articles Supplementary shall become effective at 10:00 a.m. on April 29, 2005.

     IN WITNESS WHEREOF, Gabelli Global Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its duly authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation and that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects and that this statement is made under the penalties of perjury.

                                        GABELLI GLOBAL SERIES FUNDS, INC.

WITNESS:

                                        By:  /S/ BRUCE N. ALPERT

                                        Name:  Bruce N. Alpert
                                        Title:  President
By:  /S/ TERESA M.R. HAMLIN             Date:  April 29, 2005
     ----------------------
Name:  Teresa M.R. Hamlin
Title:  Assistant Secretary
Date:  April 29, 2005